Exhibit 99.1

MCEWEN MINING REMINDS SHAREHOLDERS: RIGHTS
EXPIRE DECEMBER 4, 2012 AT 5PM EST

TORONTO, ONTARIO - (November 28, 2012) - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) would like to provide a friendly reminder to its shareholders that the Rights Offerings will continue to remain open until 5:00 p.m. EST on Tuesday, December 4, 2012. Holders of both MUX.RT and MAQ.RT subscription rights will need to exercise their subscription rights prior to that time and date. In addition to normal channels, holders of MUX.RT are also able to use the subscription agent (Computershare Trust Company N.A.) to sell their rights until 11:00 a.m. EST on Thursday, November 29, 2012.

The McEwen Mining rights (MUX.RT) will cease trading on the NYSE at the close of trading day on Monday, December 3, 2012. The McEwen Mining rights (MUX.RT) and Exchange Co. rights (MAQ.RT) will cease trading on the TSX at 12:00 noon EST on Tuesday, December 4, 2012.

If you have any questions regarding the Rights Offerings, please contact McEwen Mining’s Investor Relations team at 1-866-441-0690 or by e-mail at info@mcewenmining.com or the Rights Offering information agent, Georgeson Inc., (an affiliate of our Rights Agent, Computershare) toll-free at 1-888-497-9677 (in North America) or 1-212-440-9800 (outside North America), or by e-mail at mux@georgeson.com.

ABOUT MCEWEN MINING (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high quality, high growth, low-cost, mid-tier gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules Copper project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico.

McEwen Mining has 268,495,751 shares issued and outstanding (comprised of 190,516,797 Common Shares and 77,987,621 Exchangeable Shares). Rob McEwen, Chairman and Chief Owner, owns approximately 25% of the shares of McEwen Mining (assuming all outstanding Exchangeable Shares are exchanged for an equivalent amount of Common Shares). As of September 30, 2012, McEwen Mining had cash and liquid assets of $20.6 million.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to business integration as a result of the business combination between the Company and Minera Andes, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

Facebook: www.facebook.com/McEwenRob
Twitter: www.twitter.com/McEwenMining